UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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China Energy Recovery, Inc.

(Name of Registrant as Specified In Its Charter)

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CHINA ENERGY RECOVERY, INC.
Building#26, No. 1388 Zhangdong Road
Zhangjiang Hi-tech Park
Shanghai, China 201203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 28, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of China Energy Recovery, Inc., a Delaware corporation (the “Company”). The meeting will be held at the Company’s headquarters, located at Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203, on Monday, November 28, 2011 at 9:00 a.m., local time, for the following purposes:

1.  To elect five directors to serve for the ensuing year and until their successors are elected.

2.  To ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

3.  To approve the China Energy Recovery 2011 Performance Equity Plan.

4.  To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 10, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors Qinghuan Wu, Chief Executive Officer
Shanghai, China October 19, 2011

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 19, 2011. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR
•	ATTEND THE COMPANY’S 2011 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 28, 2011 — THE PROXY STATEMENT AND THE 2010 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://chinaenergyrecovery.investorroom.com/index.php?s=127.

i

CHINA ENERGY RECOVERY, INC.
Building#26, No. 1388 Zhangdong Road
Zhangjiang Hi-tech Park
Shanghai, China 201203

PROXY STATEMENT FOR THE
2011 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2011 Annual Meeting of Stockholders (“Annual Meeting”) of China Energy Recovery, Inc., a Delaware corporation (“we”, “us”, “our”, “CER”, or “the Company”), to be held at the Company’s headquarters, located at Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203, on Monday, November 28, 2011 at 9:00 a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our annual report on Form 10-K for the year ended December 31, 2010 is October 19, 2011.You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set October 10, 2011 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.

On the Record Date there were 31,085,859 shares of Common Stock and200,000 shares of Series A Preferred Stock issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock registered in his or her name on the record date. Each holder of Series A Preferred Stock is entitled to that number of votes equal to the number of shares of common stock into which his or her shares of Series A Preferred Stock are convertible into on the record date. On the record date, each share of Series A Preferred Stock was convertible into 0.52941 shares of Common Stock.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a majority of the outstanding shares of common and preferred stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors, which means your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, and “For” Proposals II and III. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using their best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Election of Directors.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock and Series A Preferred Stock (voting together as a single class) present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Ratification of the Auditors.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (voting together as a single class) present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Approval of 2011 Performance Equity Plan.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (voting together as a single class) present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at anytime by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common and Series A Preferred Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2012, a stockholder proposal must be received by the Company no later than June 21, 2012 and must otherwise comply with the requirements of Rule 14a-8.

In order to be considered for presentation at the annual meeting of stockholders in the year 2012, although not included in the Proxy Statement, a stockholder proposal or nomination must comply with the requirements of the Company’s Bylaws.

To be timely, proposals must be received by the Company no later than September 19, 2012 and no earlier than August 20, 2012; provided, however, that in the event that the date of the 2012 annual meeting is more than thirty (30) days before or after November 28, 2012, notice by the stockholder to be timely must be so delivered not less than 30 days and not more than 60 days before the Company mails its proxy materials for the 2012 annual meeting.

To be timely, nominations to the Board of Directors must be received by the Company no later than September 4, 2012 and no earlier than August 5, 2012; provided, however, that in the event that the date of the 2012 annual meeting is more than thirty (30) days before or after November 28, 2012, notice by the stockholder to be timely must be so delivered not less than 30 days and not more than 60 days before the Company mails its proxy materials for the 2012 annual meeting.

Stockholder proposals and/or nominations should be delivered in writing to China Energy Recovery, Inc., Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are five nominees for election to the Company’s Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2012 annual meeting of stockholders and until his of her successor is elected and duly qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as management may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Qinghuan Wu	64	Chairman of the Board and Chief Executive Officer
Qi Chen	40	Chief Operations Officer and Director
Estelle Lau	44	Director
Dr. Yan Sum Kung	68	Director
Jules Silbert	83	Director

Qinghuan Wu — Chairman and Chief Executive Officer

Qinghuan Wu has been a director, the Chairman of our Board and our Chief Executive Officer since April 2008 and served as our acting Chief Financial Officer from November 2009 until June 2011. Mr. Wu has devoted his 40-year career to the design and production of waste heat boilers and energy recovery systems, and related technological development. Mr. Wu has been the Executive Director of our subsidiary Haie Hi-tech Engineering (Hong Kong) Company Limited, which was founded in January 2002. Between 1992 and 2004, Mr. Wu founded or held positions with numerous companies and research institutes whereby he developed significant expertise related to the energy recovery business. Mr. Wu was the founder and President of Zhangjiagang Hai Lu Waste Heat Boiler Research Institute between 1992 and 1998, the Executive Director of Kunshan Kun Lun Hi-technology Engineering Co., Ltd. between 1996 and 2004 and the founder and Executive Director of Zhangjiagang Hai Lu Kun Lun Hi-Technology Engineering Co., Ltd. between 1997 and 2001. Before that, Mr. Wu worked for 23 years (from 1969 until 1992) as a research engineer at the Nanjing Chemical Industry Research Institute, the largest research institute under the Chinese Ministry of Chemical Industry. Mr. Wu has served as the executive member of the Chinese Sulfur Industry Association since 1999. Mr. Wu was granted the China National Science and Technology Advancement Award and Technology Award of the Chinese Ministry of Chemical Industry for his technological innovation in the waste heat recovery field. Mr. Wu holds a bachelor degree in Process Equipment and Control Engineering from Beijing University of Chemical Technology, Beijing, China. We believe Mr. Wu’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of his day to day leadership as our Chief Executive Officer.

Qi Chen — Director, Chief Operations Officer

Qi Chen has been a director and our Chief Operations Officer since April 2008. Mr. Chen is also the General Manager of our wholly-owned subsidiary, Shanghai Hai Lu Kun Lun Hi-tech Engineering Co., Ltd. (“Shanghai Engineering”), a position he has held since May 2007, and the General Manager of our wholly-owned subsidiary, CER Energy Recovery (Shanghai) Co., Ltd., a position he has held since February 2009. Mr. Chen joined Shanghai Engineering in 1997 as a member of its design, engineering, and sales departments. Before joining Shanghai Engineering, Mr. Chen served as a trader for the Xiamen Trading and Development Co. for six years. Mr. Chen holds a bachelor degree in engineering from Xiamen University, Xiamen, China. We believe Mr. Chen’s qualifications to serve on our Board of Directors include his knowledge of the industry in which we operate.

Estelle Lau — Director

Estelle Lau has been a director of the Company since October 2009. Ms. Lau has been a consultant for the past 10 years in the venture capital community focusing on cross-border investments in Asia, mainly in Chinese-speaking countries. Ms. Lau has served as General Counsel to pan-Asian venture funds, including CVM Capital and Crimson Capital. Ms. Lau has held the position of Vice President at 51Job (NASDQ:JOBS), the leading provider of HR services in China, serving as internal counsel and managing investor relations in the U.S. Ms. Lau also worked as an independent consultant at Kmart Corporation as Acting VP of Global Sourcing and Compliance and served as General Counsel and managed investor relations for Shine Media Acquisition Corporation. Currently she heads Development and Communications for CASBS at Stanford University, an independent center focused on the social and behavioral sciences. Ms. Lau was an Associate Professor of Law at SUNY Buffalo School of Law and has a B.A. in Sociology and Philosophy from Wellesley College, an M.A. and Ph.D. in Sociology from the University of Chicago and a J.D. from Harvard Law School. We believe Ms. Lau’s qualifications to serve on the Board of Directors include her extensive financial and legal experience.

Dr. Yan Sum Kung — Director

Dr. Yan Sum Kung became a director of the Company in June 2011. Since June 1980, Dr, Kung has been Director of Chinachem Group, a property developer based in Hong Kong, and since January 2010, Dr. Kung has been Chairman of its Executive Committee. From September 1981 to December 2009, Dr. Kung was a practicing doctor in Hong Kong. We believe Dr. Kung’s qualifications to serve on our Board of Directors include his experience as a sophisticated property developer which we believe will contribute to the proper management of the Company’s assets and oversight of its financial development.

Jules Silbert — Independent Director

Jules Silbert became a director of the Company in June 2011. Mr. Silbert has been an independent consultant since January 2002, focusing on marketing, e-commerce, consumer behavior and information technology systems, working with leading consumer retailers and direct marketing firms, among others. Prior to his consulting activities, Mr. Silbert was an Executive Vice President of Brylane, a private, then public, company, concentrating on strategic planning, growth initiatives, and business development from September 1991 until March 1999. Mr. Silbert was also a member of the board of directors of Brylane from 1991 to 1999. From 1983 to 1991, Mr. Silbert was the founder and principal of The Silbert Group, a management consulting firm focused on the direct marketing business segment. Prior to his management consulting firm, Mr. Silbert worked with General Electric and Lane Bryant, and was a member of the board of directors of Lane Bryant. Mr. Silbert has been a member of the boards of several private and public companies and non-profit entities. Mr. Silbert has a Bachelor of Electrical Engineering degree from NC State University, and has been involved as a member of senior management in strategic planning, and innovative growth strategies throughout his career. We believe Mr. Silbert’s qualifications to serve on our Board of Directors include his background in electrical engineering and his experience with leading US and international firms in industrial equipment marketing, consumer marketing, and information technology systems, together with his extensive senior executive and board positions, which we believe will provide the Company with a wealth of management and marketing experience and board and management governance enhancement.

THE BOARD OF
DIRECTORS RECOMMENDS
A VOTE “FOR” ALL OF THE NOMINEES IN
PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Qinghuan Wu serves as our Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Wu’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board. The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for CER at this time.

Independence of the Board of Directors

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, although not required as the standard for the Company as its stock is traded in the over-the-counter market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we affirmatively determined that Estelle Lau, Dr. Yan Kung and Jules Silbert are “independent” within the meaning of the applicable Nasdaq rules.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee member qualifies as “independent” under the rules and regulations of the SEC and the Nasdaq Stock Market.

Audit Committee

The current members of the Company’s Audit Committee are Estelle Lau and Jules Silbert. Ms. Lau is the chairman of the committee and qualifies as an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Audit Committee reviews and reports to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements. The Audit Committee is also responsible for engaging and overseeing our independent public accountants, the scope of the audit to be undertaken by such accountants and the pre-approval of any audit and permitted non-audit services provided by such accountants. During 2010, the Audit Committee held 12 meetings. The Audit Committee does not at this time have a formal written charter.

Compensation Committee

The current members of the Company’s Compensation Committee are Estelle Lau and Dr. Kung. Dr. Kung is chairman of the committee. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies. The Compensation Committee did not meet during 2010. The Compensation Committee does not at this time have a formal written charter.

Nominating Committee

The current members of the Company’s Nominating Committee are Dr. Kung and Jules Silbert. Mr. Silbert is chairman of the committee. The Nominating Committee identifies and recommends nominees to the Board of Directors. The Nominating Committee did not meet during 2010. The Nominating Committee does not at this time have a formal written charter.

The Nominating Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Nominating Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The Nominating Committee will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2012 annual meeting of stockholders.

Meetings of the Board of Directors

The Board of Directors formally met once during 2010, and acted three times by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors attended the 2011 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of China Energy Recovery, Inc., Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203 Attention: Secretary. The Secretary will forward correspondence received to the directors from time to time.

Code of Ethics

We do not currently have a Code of Ethics in place for the Company. The Company seeks advice and counsel from outside experts such as our lawyers on matters relating to corporate governance. We recognize that adopting a Code of Ethics would be a valuable addition to our corporate structure, but do not believe it is necessary at this time.

Report of the Audit Committee*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The audit committee has also retained PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Audit Committee:
Estelle Lau
Jules Silbert

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

RATIFICATION OF
SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PwC as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (voting together as a single class) present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of PwC. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF
DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL II

Principal Accountant Fees

PwC, audited the Company’s financial statements for fiscal years 2009 and 2010. The following is a summary of fees billed by our independent auditors for services rendered during each of the years ended December 31, 2009 and 2010:

Audit Fees.  For the years ended December 31, 2009 and December 31, 2010, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were approximately $242,388 and $402,397, respectively.

Audit Related Fees.  For the years ended December 31, 2009 and December 31, 2010, there were no fees billed for professional services by our independent auditors for assurance and related services.

Tax Fees.  For the years ended December 31, 2009 and December 31, 2010, there were no fees billed for professional services rendered by our independent auditors for tax compliance, tax advice or tax planning.

All Other Fees.  For the years ended December 31, 2009 and December 31, 2010, there were no other fees billed for other professional services by our independent auditors.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has the responsibility for appointing, evaluating and retaining the Company’s independent registered public accounting firm and overseeing their work. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Audit Committee.

PROPOSAL III

APPROVAL OF CHINA ENERGY RECOVERY
2011 PERFORMANCE EQUITY PLAN

General

The China Energy Recovery 2011 Performance Equity Plan (the “Equity Plan”) has been approved by our Board of Directors and will take effect upon approval by the shareholders at the Annual Meeting. We are submitting the plan to our shareholders for their approval so that options granted under the plan may qualify for treatment as incentive stock options and awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Equity Plan reserves 3,714,800 shares of our common stock for issuance in accordance with the Equity Plan’s terms. The purpose of the Equity Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The amount, if any, of awards granted to officers, directors, employees and consultants under the Equity Plan in the future will be determined in the discretion of the Board of Directors and is not currently determinable. The various types of long-term incentive awards that may be provided under the Equity Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

A summary of the principal features of the Equity Plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix A.

Description of the Equity Plan

The Equity Plan shall be administered by the Board of Directors or a committee thereof (the “Committee”). The Committee has the authority to award stock options, shares of restricted or deferred stock or other stock-based awards to the Company’s employees, officers, directors and consultants (or those of the Company’s affiliates). The Committee has the power to determine the terms and conditions of any award granted under the Equity Plan.

The Committee may grant two types of stock options under the Equity Plan:  (i) options qualifying as “incentive stock options” under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and designated as such (“ISOs”), and (ii) non-qualified stock options.

The Committee determines the terms and conditions of the stock option grant, including the option term, the exercise price per share and the vesting schedule, if any. In no event will the term of the option exceed 10 years nor shall the exercise price be less than the Fair Market Value (as that term is defined in the Equity Plan) on the grant date.

ISOs may be granted only to employees. To the extent required by Section 422(d) of the Code, the aggregate fair market value of shares of common stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year may not exceed $100,000. ISOs granted to a person considered to own more than 10% of the total combined voting power of all classes of the Company’s outstanding stock, or the stock of any subsidiary or affiliate, may not be exercisable after the expiration of five years from the grant date and the option exercise price must be at least 110% of the Fair Market Value on the grant date.

Each option shall be evidenced by an option agreement. An option agreement may provide for the payment of the exercise price, in whole or in part, by the delivery of a number of shares of the Company’s common stock (plus cash if necessary) having a fair market value equal to such exercise price. Moreover, the Committee may permit a holder to elect to pay the exercise price upon the exercise of a stock option by irrevocably authorizing a third party to sell shares of common stock acquired upon exercise of the stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

Shares of restricted stock may be awarded either alone or in addition to other awards granted under the Equity Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of restricted stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the holder, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof and all other terms and conditions of the award. Restricted stock constitutes issued and outstanding shares of the Company’s common stock. The holder of restricted stock will have the right to vote such shares, to receive dividends and other distributions as declared by the Board of Directors, and, subject to certain exceptions, to exercise all other rights, powers and privileges of a holder of common stock.

Shares of deferred stock may be awarded either alone or in addition to other awards granted under the Equity Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of deferred stock will be awarded, the number of shares of deferred stock to be awarded to any person, the duration of the period during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the award. A holder of deferred stock shall not have any rights of a stockholder until the expiration of the applicable deferral period and the issuance of the certificates representing such common stock. The shares of common stock issuable upon expiration of the deferral period are not deemed outstanding until the expiration of such deferral period and the issuance of such common stock to the holder.

Other stock-based awards may be awarded that are denominated or payable in or otherwise based on or related to shares of the Company’s common stock, as deemed by the Committee to be consistent with the purposes of the Equity Plan. Other stock-based awards may be awarded either alone or in addition to any other awards under the Equity Plan or any other plan of the Company. Each other stock-based award shall be subject to such terms and conditions as may be determined by the Committee.

To the extent any option or award expires unexercised or is canceled, terminated or forfeited in any manner without the issuance of common stock, such shares shall again be available for issuance under the Equity Plan.

The Board of Directors may amend, alter, suspend or discontinue any of the provisions of the Equity Plan, however, no such amendment, alteration, suspension or discontinuance can be made that would impair the rights of a holder under any award agreement without such holder’s consent, except as otherwise set forth in the Equity Plan. It is the intent of the Company that the Equity Plan qualifies under Code Section 409A and that all awards granted be made in accordance with Code Section 409A. Accordingly, the Company has the right unilaterally to amend or modify the Equity Plan or any award agreement as it deems necessary or advisable to avoid the imposition of any additional tax, interest or penalty under Code Section 409A on any holder.

Federal Income Tax Consequences

The following discussion is a general summary of the principal federal income tax consequences under current law relating to award granted under the Equity Plan to an individual. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Incentive Stock Options.  The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized by an individual upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee does not dispose of the shares of common stock within least two years after the date of grant nor within one year after the date of exercise (holding period requirement). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.  The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. The ex-spouse will be subject to employment and income tax withholding at this time.

Because of the complexity of the tax law and because tax law consequences to any particular taxpayer may be affected by matters not discussed herein, each taxpayer is urged to consult with his, her or its tax advisor with respect to the specific tax consequences of the Equity Plan.

Vote Required.  The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (voting together as a single class) present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the China Energy Recovery 2011 Performance Equity Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal III.

THE BOARD OF
DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL III

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2010, information related to our compensation plans under which shares of our common stock are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	560,000	$1.54	3,190,000
Total	560,000		3,190,000

SECURITY OWNERSHIP
OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 30, 2011, we had 31,085,859 shares of Common Stock and 200,000 shares of Series A Preferred Stock issued and outstanding. The following table sets forth information regarding beneficial ownership of our stock as of September 30, 2011 for: (i) each of our executive officers and directors; (ii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our common stock; and (iii) all of our directors and executive officers as a group:

	Amount and Nature of Beneficial Owner(s)(1)			Percentage of Beneficial Ownership
Name and Address of Beneficial Owner(s)	Common Stock		Series A Preferred Stock	Common Stock	Series A Preferred Stock
Qinghuan Wu	11,454,254		-0-	36.8%	—
Qi Chen	100,000		-0-	*	—
Simon Dong	10,000		-0-	*	—
Estelle Lau	60,000	(2)	-0-	*	—
Dr. Yan Sum Kung	15,000	(2)	-0-	*	—
Jules Silbert	15,000	(2)	-0-	*	—
Jialing Zhou	8,302,836	(3)	-0-	26.7%	—
Dexamenos Development S.A. 6 Rue Adolphe, Luxembourg	-0-		200,000	—	100%
All officers and directors as a group (six persons)	11,654,254		-0-	37.4%	—

*	Represents less than one percent.
(1)	Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o China Energy Recovery, Inc., Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203.
(2)	Consists of shares of common stock issuable upon exercise of outstanding options.
(3)	Ms. Zhou is the wife of Qinghuan Wu, the Company’s Chairman and Chief Executive Officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities that are registered pursuant to Section 12 of the Securities Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of the Forms 3, 4 and 5 (and amendments thereto) furnished to us for the fiscal year ended December 31, 2010, we believe that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s one non-director executive officer, his age and his position are as follows:

Name	Age	Position
Simon Dong	31	Acting Chief Financial Officer

Simon Dong has served as the financial controller of the Company since November 2009, and since June 2011, the acting Chief Financial Officer. From December 2007 to November 2009, Mr. Dong was the Financial and Administrative Director of Media-Plus Group, a private company engaged in different businesses, including catering, retail sales, movies, comics and entertainment. From August 2002 to December 2007, Mr. Dong was employed by PricewaterhouseCoopers as a Manager, Assurance Services. Mr. Dong has a Bachelor of Arts in Economics from Fudan University, China.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation with respect to our fiscal years ended December 31, 2010 and December 31, 2009, paid or accrued by us to or on behalf of those persons who were our principal executive officer and principal financial officer, who we refer to as our “named executive officers.” There were no other executive officers whose compensation exceeding $100,000 during those two fiscal years.

Name	Year	Salary	All Other Compensation(1)	Total
Qinghuan Wu(2)	2010	$72,508	$5,000	$77,508
	2009	$70,373	$4,000	$74,373
Simon Dong(3)	2010	—	—	—
	2009	—	—	—

(1)	Represents cost for automobile benefit.
(2)	Mr. Wu is the Company’s Chief Executive Officer and was the Company’s acting Chief Financial Officer until June 2011.
(3)	Mr. Dong was appointed the Company’s acting Chief Financial Officer in June 2011.

Base Salary

Our executive officers receive base salaries that are determined based on their responsibilities, skills and experience related to their respective positions within the context of the Chinese market. The amount and timing of an increase in base compensation depends upon, among other things, the individual’s performance, and the time interval and any added responsibilities since his or her last salary increase.

Outstanding Equity Awards at Fiscal Year-End

There are no equity awards outstanding at December 31, 2010 for any of the named executive officers.

Option Exercises

None of our named executive officers exercised any options during the year ended December 31, 2010.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We currently do not have any employment contracts or termination of employment and change-in-control arrangements with our named executive officers.

Retirement Plans and Employee Benefits

Our Chinese subsidiaries and our affiliated companies are required to provide certain employee benefits to their respective employees under Chinese law as described below:

Employees from outside of Shanghai, China.  For employees who are not the residents of Shanghai, as stipulated by the relevant laws and regulations for companies operating in the Shanghai, the employer company is required to contribute to a city-sponsored comprehensive insurance plan in an amount equal to 12.5% of a benchmark number consisting of 60% of the last year monthly average salary of the entire workforce in Shanghai (including the employer’s employees).

Outsourced employees.  We have entered into an agreement with a human resource service company to outsource the employees for manufacturing. The human resource service company will be responsible for the comprehensive insurance for these employees.

Senior management.  Our Chinese subsidiaries and our affiliated companies pay the premiums for accident insurance for a few members of their respective senior management.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation of Directors

Members of our Board of Directors who are also executive officers do not receive equity or cash compensation for their services as directors. Our policy is to reimburse our non-executive directors for reasonable expenses incurred in attending board of director or committee meetings or in connection with their services as members of the Board. The following table sets forth the compensation paid to members of our Board who are not executive officers for the year ended December 31, 2010:

Name	Fees Earned	Option Awards(1)	Total
Ye Tian(2)	—	$123,550	$123,550
Estelle Lau	$30,000	$17,463	$47,463

(1)	Option award amounts reflect compensation costs for our directors for the year ended December 31, 2010, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation model.
(2)	Mr. Tian resigned from the Board of Directors in June 2011.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

On February 1, 2010, Qinghuan Wu, our Chairman and Chief Executive Officer, arranged for a loan from Haide Engineering (Hong Kong) Limited, a company controlled by Mr. Wu, to lend to the Company the sum of $1,000,000. The proceeds of this loan were used to fund the Company’s new manufacturing plant in Yangzhou, China. The loan is unsecured and bears interest at the annual rate of 9.5%. The Company pays interest of $23,750 at the end of every three calendar months. The principal is due in full on January 30, 2012. The Company paid a total of $95,000 of interest on this loan during 2010. The Company repaid principal of $460,000 in December 2010 and the balance as of June 30, 2011 was $543,778, after taking the exchange rate into account.

Policy and Procedures Governing Related Person Transactions

The Audit Committee is responsible for reviewing all “related party transactions” on an on-going basis. All such related party transactions must be approved by the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to China Energy Recovery, Inc., Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Qinghuan Wu,
President and Chief Executive Officer

October 19, 2011

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2010 is available without charge upon written request to: China Energy Recovery, Inc., Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203 Attention: Secretary.

Appendix A

CHINA ENERGY RECOVERY, INC.

2011 Performance Equity Plan

Section 1.  Purpose; Definitions.

1.1  Purpose.  The purpose of the China Energy Recovery, Inc. (“Company”) 2011 Performance Equity Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a)  “Award Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Cause” means the termination of employment of a Holder by the Company for a reason defined by the Committee as being for cause for purposes of this Plan. Notwithstanding the forgoing, if a Holder is a party to a written agreement embodying the material terms of his employment by the Company or a Subsidiary and “cause” has been defined thereunder, the definition of “cause” contained in such written agreement shall control. Otherwise, cause shall mean (i) an unauthorized use or disclosure of the Company’s or a Subsidiary’s confidential information or trade secrets by a Holder, which use or disclosure causes material harm to the Company of the Subsidiary, (ii) a material breach of any agreement between the Company or a Subsidiary and the Holder that relates to or was entered into in connection with the Holder’s employment by, or consultancy with, the Company or a Subsidiary (“Employment/Consulting Agreement”), (iii) a material failure to comply with the written policies or rules of the Company or a Subsidiary, (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (v) a continued failure to perform assigned duties, consistent with any Employment/Consulting Agreement, after receiving written notification of such failure from the Board, (vi) repeated acts of insubordination, or (vii) irresponsible, unauthorized acts or any willful misconduct, gross negligence or willful failure to act which has, or can reasonably be expected to have, a material adverse effect on the business, financial condition or performance, reputation or prospects of the Company

(d)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations promulgated thereunder.

(e)  “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f)  “Common Stock” means the Common Stock of the Company, $0.001 par value per share.

(g)  “Company” means China Energy Recovery, Inc., a corporation organized under the laws of the State of Delaware.

(h)  “Deferred Stock” means Common Stock to be received under an award made pursuant to Section 7, below, at the end of a specified deferral period.

(i)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan. Notwithstanding the forgoing, if a Holder is a party to a written agreement embodying the material terms of his employment by the Company or a Subsidiary and “disability” has been defined thereunder, the definition of “disability” contained in such written agreement shall control.

(j)  “Effective Date” means the date set forth in Section 11.1 below.

(k)  “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. A person shall not cease to be an Employee in the case of (i) any military, sick leave or other bona fide leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If the period of leave exceeds ninety (90) days and reemployment upon expiration of such leave is not so guaranteed, any Incentive Stock Option held by the Holder shall cease to be treated as an Incentive Stock Option on the 180th day following the first day of such leave and shall thereafter be treated for tax purposes as a Nonqualified Stock Option. Neither service as a director of the Company nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)  “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or regularly quoted on the Nasdaq Stock Market LLC (“Nasdaq”) or the OTC Bulletin Board (“OTC”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or the OTC, as the case may be, or if no sale was reported on that date, then on the last preceding date on which such sale took place; (ii) if the Common Stock is not listed on a national securities exchange or regularly quoted on the Nasdaq or the OTC, but is regularly traded in the residual over-the-counter market, the last sale price of the Common Stock on such date, as reported by Pink OTC Markets Inc. or similar publisher of such information, or if no sale was reported on that date, then on the last preceding date on which such sale took place; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith. Notwithstanding the foregoing, the Committee may use any other definition of Fair Market Value consistent with applicable tax, accounting and other rules.

(m)  “Holder” means a person who has received an award under the Plan.

(n)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o)  “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)  “Other Stock-Based Award” means an award under Section 8, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(q)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(r)  “Plan” means this China Energy Recovery, Inc. 2011 Performance Equity Plan, as hereinafter amended from time to time.

(s)  “Plan Stock” means the Common Stock subject to an award under this Plan.

(t)  “Repurchase Value” shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option; in each case, multiplied by the number of shares subject to the award.

(u)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 6, below, that is subject to restrictions under said Section 6.

(v)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(x)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.  Administration.

2.1  Committee Membership.  The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. If the Common Stock is registered under Section 12 of the Exchange Act or the Company is a reporting company under the Exchange Act, then the Committee, to the extent possible and deemed to be appropriate by the Board, shall consist solely of two or more “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2  Powers of Committee.  The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)  to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)  to determine Fair Market Value;

(e)  to determine the terms and conditions under which awards granted hereunder are to operate in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(f)  to permit a Holder to satisfy withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise or vesting of the award that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable;

(g)  to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(h)  to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

2.3  Interpretation of Plan; Liability.

(a)  Committee Authority.  Subject to Section 10, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Award Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)  Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Award Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(c)  Compliance with Code Section 409A.  It is the intent of the Company that the plan qualifies under Code Section 409A and all Awards granted to all Participants shall be made in accordance with Code Section 409A (including the Treasury Regulations promulgated thereunder and any future interpretation or guidance published by the Internal Revenue Service). It is the intent of the Company that the Plan meets, is operated and maintained in accordance with the requirements of Code Section 409A and that no participant should be subject to any additional tax or interest as a result of Code Section 409A. Notwithstanding anything to the contrary in the Plan, the Company reserves the right unilaterally to amend or modify the Plan or any Award Agreement as it deems necessary or advisable, in its sole discretion, to avoid the imposition of any additional tax, interest or penalty under Code Section 409A on any Holder.

(d)  Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 3.  Stock Subject to Plan.

3.1  Number of Shares.  Subject to Section 3.2, below, the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,714,800 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If shares of Common Stock that are subject to an outstanding Stock Option cease to be subject to such Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option. Notwithstanding anything contained herein to the contrary, but subject to Section 3.2, below, the Committee shall not grant to any one Holder in any one calendar year awards for more than 1,000,000 shares in the aggregate.

3.2  Adjustment Upon Changes in Capitalization, Etc.  In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.  Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an Employee at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5.  Stock Options.

5.1  Grant and Exercise.  Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. Subject to Section 3.2, below, the maximum number of Shares that may be issuable upon the exercise of Incentive Stock Options awarded under the Plan shall be 3,714,800. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2  Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)  Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that (i) an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and (ii) in no event shall the term of any Stock Option exceed a period of ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (“10% Stockholder”)).

(b)  Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 9, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine. The vesting provisions of individual Stock Options may vary.

(d)  Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Award Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law, including, but not limited to, permitting payment by surrender of a portion of the Stock Option that has a “value” equal to the difference between the purchase price of the Common Stock issuable upon exercise of the Option and the Fair Market Value on the date prior to exercise, multiplied by the number of Shares underlying the portion of the Stock Option being surrendered, all as may be set forth in the Award Agreement representing such Stock Option. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e)  Transferability.  Except as may be set forth in the next sentence of this Section or in the Award Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require. In such event, the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(f)  Termination by Reason of Death.  If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Award Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that is vested as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such lesser period as the Committee may specify in the Award Agreement) from the date of such death, but in no event later than the expiration of the stated term of such Stock Option.

(g)  Termination by Reason of Disability.  If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Award Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that is vested as of the date of termination may thereafter be exercised by the Holder for a period of one year (or such lesser period as the Committee may specify in the Award Agreement) from the date of such termination of employment, but in no event later than the expiration of the stated term of such Stock Option.

(h)  Other Termination.  Unless otherwise determined by the Committee and set forth in the Award Agreement, if such Holder’s employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause the vested portion of the Stock Option as of the date of termination may be exercised for the lesser of 90 days after termination of employment or the balance of such Stock Option’s term.

(i)  Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3  Additional Incentive Stock Option Provisions.

(a)  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

(b)  Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the Employee was granted the Incentive Stock Option, or (b) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

Section 6.  Restricted Stock.

6.1  Grant.  Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

6.2  Terms and Conditions.  Each Restricted Stock award shall be subject to the following terms and conditions:

(a)  Certificates.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Award Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Award Agreement.

(b)  Rights of Holder.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Award Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)  Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Award Agreement, subject to Section 9, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 9, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 7.  Deferred Stock.

7.1  Grant.  Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

7.2  Terms and Conditions.  Each Deferred Stock award shall be subject to the following terms and conditions:

(a)  Certificates.  At the expiration of the Deferral Period, share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)  Rights of Holder.  A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)  Vesting; Forfeiture.  Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Award Agreement, subject to Section 9, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

Section 8.  Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9.  Accelerated Vesting and Exercisability.

9.1  Non-Approved Transactions.  If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

9.2  Approved Transactions.  The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 65% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

Section 10.  Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Award Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11.  Term of Plan.

11.1  Effective Date.  The Plan shall be effective as of June 7, 2011 (“Effective Date”), provided, however, that if the Plan is not approved by the Company’s stockholders within one year after the Effective Date, any Incentive Stock Options awarded under the Plan prior to the one year anniversary shall no longer be deemed Incentive Stock Options, but shall otherwise remain in full force and effect.

11.2  Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

Section 12.  General Provisions.

12.1  Written Award Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Award Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Award Agreement relating thereto is not executed and returned to the Company within 10 days after the Award Agreement has been delivered to the Holder for his or her execution.

12.2  Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3  Employees.

(a)  Termination for Cause.  The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for Cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b)  No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4  Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5  Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6  Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7  Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

12.8  Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9  Non-Transferability.  Except as otherwise expressly provided in the Plan or the Award Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10  Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the “Securities Act”), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11  Conflicts.  If any of the terms or provisions of any Award Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Award Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12  Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq.

CHINA ENERGY RECOVERY, INC.

PROXY CARD

2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CHINA ENERGY RECOVERY, INC.
PROXY CARD
2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints QINGHUAN WU and SIMON DONG, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of China Energy Recovery, Inc. (the “Company”) which the undersigned may be entitled to vote at the 2011 Annual Meeting of Stockholders to be held on Monday, November 28, 2011, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1.	To elect five (5) directors to serve for one-year terms ending in the year 2012 or until each of their successors are duly elected and qualified:

Qinghuan Wu Qi Chen Estelle Lau	Dr. Yan Sum Kung Jules Silbert	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all nominees listed at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee’s name in the space provided above.

2.	To ratify the appointment of PricewaterhouseCoopers Zhong Tian CPA’s Limited Company as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011:	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To approve the China Energy Recovery 2011 Performance Equity Plan:	FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: , 2011

Signature:

Signature if held jointly:

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.